UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2019

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Willis Brucker	Gian Maria Magrini, CFA	Regina M. Pitaro,

Chief Investment Officer	Portfolio Manager BS, Boston College	Portfolio Manager BS, Fordham University	Managing Director, MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2019, the net asset value (NAV) total return of The GDL Fund was 3.0%, compared with a total return of 1.2% for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 2.9%. The Fund’s NAV per share was $11.12, while the price of the publicly traded shares closed at $9.24 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2019 (a) (Unaudited)

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	3.01%	3.08%	2.40%	2.27%	3.23%	2.70%
Investment Total Return (c)	2.91	5.04	2.75	2.35	4.08	1.81
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	1.24	2.31	1.38	0.87	0.49	0.93

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2019:

The GDL Fund

Long Positions
U.S. Government Obligations	29.5%
Health Care	16.0%
Computer Software and Services	15.0%
Energy and Utilities	9.2%
Diversified Industrial	4.5%
Semiconductors	3.5%
Entertainment	3.4%
Specialty Chemicals	2.9%
Telecommunications	2.8%
Electronics	1.8%
Financial Services	1.7%
Airlines	1.2%
Aerospace	1.2%
Automotive: Parts and Accessories	1.1%
Publishing	1.0%
Cable and Satellite	1.0%
Wireless Communications	0.6%
Consumer Service	0.3%
Consumer Products	0.3%
Machinery	0.5%
Building and Construction	0.5%

Transportation	0.5%
Metals and Mining	0.5%
Food and Beverage	0.4%
Retail	0.3%
Hotels and Gaming	0.1%
Business Services	0.1%
Real Estate	0.1%

100.0%

Short Positions
Health Care	(2.9)%
Energy and Utilities	(2.1)%
Computer Software and Services	(1.6)%
Aerospace	(1.1)%
Building and Construction	(0.6)%
Financial Services	(0.4)%
Hotels and Gaming	(0.1)%

(8.8)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2019 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 68.1%
	Aerospace — 1.2%
14,000	L3 Technologies Inc.	$3,488,790	$3,432,380
20,000	Transat AT Inc.†	197,377	206,025

		3,686,167	3,638,405

	Airlines — 1.2%
165,000	WestJet Airlines Ltd.	3,795,594	3,873,163

	Automotive: Parts and Accessories — 1.1%
44,510	Haldex AB	593,173	273,210
23,000	WABCO Holdings Inc.†	3,025,206	3,049,800

		3,618,379	3,323,010

	Building and Construction — 0.5%
40,000	Lennar Corp., Cl. B	1,454,362	1,540,400

	Business Services — 0.1%
500	BCA Marketplace plc	1,541	1,543
92,138	Clear Channel Outdoor Holdings Inc.†	360,813	434,891
87,000	exactEarth Ltd.†	249,767	18,602
5,500	Tarsus Group plc	29,975	29,965

		642,096	485,001

	Cable and Satellite — 1.0%
27,628	Liberty Global plc, Cl. A†	970,645	745,680
60,000	Liberty Global plc, Cl. C†	2,044,490	1,591,800
14,000	Liberty Latin America Ltd., Cl. A†	387,636	241,220
31,000	Liberty Latin America Ltd., Cl. C†	857,192	532,890

		4,259,963	3,111,590

	Computer Hardware — 0.0%
3,500	Cray Inc.†	121,789	121,870

	Computer Software and Services — 14.0%
1,000	Altran Technologies SA	15,990	15,868
137,193	Amber Road Inc.†	1,783,402	1,791,741
500,450	Attunity Ltd.†(a)	11,705,860	11,760,575
10,000	Business & Decision†	92,511	87,557
165,000	Electronics For Imaging Inc.†	6,073,174	6,090,150
120,000	First Data Corp., Cl. A†	2,986,291	3,248,400
15,000	Medidata Solutions Inc.†	1,364,425	1,357,650
75,000	Red Hat Inc.†	13,442,598	14,082,000
3,300	Rockwell Automation Inc.	628,189	540,639
60,000	Shutterfly Inc.†	3,030,880	3,033,000
10,000	Tableau Software Inc., Cl. A†	1,655,229	1,660,200
9,091	TheStreet Inc.	55,111	55,728

		42,833,660	43,723,508

	Consumer Products — 0.3%
34,800	Oriflame Holding AG	802,443	850,311

	Consumer Services — 0.3%
15,000	Sotheby’s†	839,694	871,950

Shares		Cost	Market Value
	Diversified Industrial — 4.5%
270,000	Multi-Color Corp.	$13,470,501	$13,491,900
50,000	Ramirent OYJ	501,509	508,284

		13,972,010	14,000,184

	Electronics — 1.8%
73,000	Bel Fuse Inc., Cl. A	1,889,771	1,073,100
190,000	Control4 Corp.†	4,512,566	4,512,500

		6,402,337	5,585,600

	Energy and Utilities — 9.2%
20,000	Alvopetro Energy Ltd.†	7,446	12,829
775,000	American Midstream Partners LP	4,046,493	4,006,750
139,000	AmeriGas Partners LP	4,746,581	4,842,760
155,000	Anadarko Petroleum Corp.	10,640,007	10,936,800
4,700	Avista Corp.	240,781	209,620
100,000	Buckeye Partners LP	4,092,190	4,105,000
50,000	C&J Energy Services Inc.†	657,743	589,000
6,000	Connecticut Water Service Inc.	412,115	418,320
17,000	El Paso Electric Co.	1,121,298	1,111,800
45,000	Endesa SA	1,123,130	1,156,943
460,000	Gulf Coast Ultra Deep Royalty Trust	30,398	8,786
27,000	Hydrogenics Corp.†	402,165	400,950
20,000	Noble Energy Inc.	774,534	448,000
25,000	Valener Inc.	489,746	492,917

		28,784,627	28,740,475

	Entertainment — 3.4%
1,666	Fox Corp., Cl. A	69,222	61,042
55,000	Fox Corp., Cl. B	2,277,000	2,009,150
75,000	International Speedway Corp., Cl. A	3,277,856	3,366,750
2,000	SFX Entertainment Inc.†(a)	1,881	0
12,457	Speedway Motorsports Inc.	226,280	231,077
110,000	Tribune Media Co., Cl. A	4,801,782	5,084,200

		10,654,021	10,752,219

	Financial Services — 1.7%
45,036	EMC Insurance Group Inc.	1,618,854	1,622,647
1,000	Entegra Financial Corp.†	29,504	30,120
5,500	LegacyTexas Financial Group Inc.	215,279	223,905
50,000	MoneyGram International Inc.†	106,509	123,500
50,000	Oaktree Capital Group LLC	2,412,795	2,477,000
2,500	SLM Corp.	21,099	24,300
4,000	Stewardship Financial Corp.	61,619	61,840
15,000	WageWorks Inc.†	759,300	761,850

		5,224,959	5,325,162

	Food and Beverage — 0.4%
20,000	Keurig Dr Pepper Inc.	923,047	578,000
1,400,000	Premier Foods plc†	942,080	600,053
2,000	Wessanen	26,064	25,903

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
1,000,000	Yashili International Holdings Ltd.	$451,785	$145,935

		2,342,976	1,349,891

	Health Care — 15.9%
95,000	Akorn Inc.†	875,506	489,250
9,000	Allergan plc	1,472,516	1,506,870
400,000	Aratana Therapeutics Inc.†	1,904,462	2,064,000
140,000	Array BioPharma Inc.†	6,487,692	6,486,200
50,000	AstraZeneca plc, ADR	1,894,006	2,064,000
925,000	BTG plc†	9,900,282	9,814,682
145,000	Celgene Corp.†	12,509,907	13,403,800
35,000	Idorsia Ltd.†	360,323	799,529
143,188	Nuevolution AB†	480,109	498,051
400,000	Pacific Biosciences of California Inc.†	2,922,717	2,420,000
99,000	Spark Therapeutics Inc.†	11,168,099	10,135,620

		49,975,619	49,682,002

	Hotels and Gaming — 0.1%
25,000	Caesars Entertainment Corp.†	290,068	295,500
18,000	Cherry AB, Cl. B†(a)	170,911	168,638
5,000	Mr. Green & Co. AB†(a)	37,422	37,152

		498,401	501,290

	Machinery — 0.5%
18,000	ASV Holdings Inc.†	124,285	123,300
10,000	CIRCOR International Inc.†	415,948	460,000
15,000	CNH Industrial NV	107,938	153,816
528,000	UQM Technologies Inc.†	877,261	871,200

		1,525,432	1,608,316

	Metals and Mining — 0.4%
65,000	Alamos Gold Inc., Cl. A	962,468	393,250
400,000	Atlantic Gold Corp.†	862,118	882,746

		1,824,586	1,275,996

	Publishing — 1.0%
45,000	Axel Springer SE	3,167,237	3,169,951

	Real Estate — 0.1%
8,000	Vastned Retail Belgium NV, REIT	553,412	440,284

	Retail — 0.3%
5,000	Barnes & Noble Inc.	32,600	33,450
100,000	Del Frisco’s Restaurant Group Inc.†	787,790	796,000

		820,390	829,450

	Semiconductors — 3.5%
400,000	Aquantia Corp.†	5,217,042	5,212,000
8,000	Cypress Semiconductor Corp.	176,998	177,920
900,800	Intermolecular Inc.†	1,058,801	1,053,936

Shares		Cost	Market Value
40,000	Mellanox Technologies Ltd.†	$4,743,514	$4,426,800

		11,196,355	10,870,656

	Specialty Chemicals — 2.9%
8,900	SGL Carbon SE†	103,494	72,359
175,000	Versum Materials Inc.	9,105,584	9,026,500

		9,209,078	9,098,859

	Telecommunications — 1.6%
2,000	Aerohive Networks Inc.†	8,939	8,860
450,000	Asia Satellite Telecommunications Holdings Ltd.	981,706	541,495
150,000	Inmarsat plc	1,059,235	1,037,426
175,000	Koninklijke KPN NV	535,802	537,280
1,000	Loral Space & Communications Inc.†	31,009	34,510
21,000	Parrot SA†	76,152	94,442
80,000	Zayo Group Holdings Inc.†	2,643,558	2,632,800

		5,336,401	4,886,813

	Transportation — 0.5%
40,000	Abertis Infraestructuras SA†(a)	864,972	294,281
2,000	Panalpina Welttransport Holding AG†	382,995	460,561
2,000	XPO Logistics Europe SA	484,562	714,099

		1,732,529	1,468,941

	Wireless Communications — 0.6%
25,000	T-Mobile US Inc.†	1,647,948	1,853,500

	TOTAL COMMON STOCKS	216,922,465	212,978,797

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,968	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	49,340	62,358

	RIGHTS — 0.2%
	Entertainment — 0.0%
225,000	Media General Inc., CVR†(a)	0	0

	Health Care — 0.1%
187,200	Adolor Corp., CPR, expire 07/01/20†(a)	0	0
79,391	Ambit Biosciences Corp., CVR†(a)	0	160,767
201,600	American Medical Alert Corp., CPR†(a)	0	2,016
30,000	Corium International CVR†(a)	15,000	5,400
300,000	Innocoll, CVR†(a)	180,000	3
125,000	Ipsen SA/Clementia, CVR†(a)	168,750	168,750
23,000	Ocera Therapeutics, CVR†(a)	6,210	8,970
100	Omthera Pharmaceuticals Inc.†(a)	0	0

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value
	RIGHTS (Continued)
	Health Care (Continued)
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	$164,073	$0
11,000	Tobira Therapeutics Inc.†(a)	660	660

		534,693	346,566

	Metals and Mining — 0.1%
419,000	Pan American Silver Corp., CVR†(a)	96,370	146,650

	Specialty Chemicals — 0.0%
25,772	A. Schulman Inc., CVR†(a)	13,479	13,479

	TOTAL RIGHTS	644,542	506,695

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 2.2%
	Computer Software and Services — 1.0%
$ 2,600,000	Electronics For Imaging Inc. 2.250%, 11/15/23	3,081,665	3,079,197

	Telecommunications — 1.2%
2,600,000	Inmarsat plc 3.875%, 09/09/23	3,836,701	3,848,644

	TOTAL CONVERTIBLE CORPORATE BONDS	6,918,366	6,927,841

	CORPORATE BONDS — 0.0%
	Health Care — 0.0%
17,000	Constellation Health Promissory Note, PIK, 5.000%, 01/31/24(a)(b)	7,310	7,310

	U.S. GOVERNMENT OBLIGATIONS — 29.5%
92,575,000	U.S. Treasury Bills, 2.191% to 2.481%††, 07/11/19 to 09/19/19(c)	92,356,230	92,384,035

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$316,898,253	312,867,036

	SECURITIES SOLD SHORT — (8.8)%

	(Proceeds received $27,547,438)		(27,444,698)

Market Value

Other Assets and Liabilities (Net)	$25,553,342
PREFERRED STOCK
(2,624,025 preferred shares outstanding)	(131,201,250)

NET ASSETS — COMMON STOCK
(16,164,485 common shares outstanding)	$179,774,430

NET ASSET VALUE PER COMMON SHARE
($179,774,430 ÷ 16,164,485 shares outstanding)	$11.12

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (8.8)%
	Aerospace — (1.1)%
18,200	L3Harris Technologies Inc.	$3,501,703	$3,442,166

	Building and Construction — (0.6)%
40,000	Lennar Corp., Cl. A	1,983,016	1,938,400

	Computer Software and Services — (1.6)%
36,360	Fiserv Inc.	3,092,377	3,314,578
11,030	salesforce.com Inc.	1,667,228	1,673,582

		4,759,605	4,988,160

	Energy and Utilities — (2.1)%
80,745	Keane Group Inc.	612,911	542,606
45,476	Occidental Petroleum Corp.	2,281,746	2,286,533
69,500	UGI Corp.	3,646,984	3,711,995

		6,541,641	6,541,134

	Financial Services — (0.4)%
26,925	Brookfield Asset Management Inc., Cl. A	1,246,226	1,286,477

	Health Care — (2.9)%
7,794	AbbVie Inc.	515,211	566,780
145,000	Bristol-Myers Squibb Co.	6,993,191	6,575,750
59,240	Elanco Animal Health Inc.	1,908,958	2,002,312

		9,417,360	9,144,842

	Hotels and Gaming — (0.1)%
2,247	Eldorado Resorts Inc.	97,887	103,519

	TOTAL SECURITIES SOLD SHORT(d)	$27,547,438	$27,444,698

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Payment-in-kind (PIK) security. 5.00% PIK interest income will be paid as additional securities at the discretion of the issuer.
(c)	At June 30, 2019, $53,000,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(d)	At June 30, 2019, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
CPR	Contingent Payment Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments*	Market Value
Long Positions
North America	85.0%	$265,899,919
Europe	14.8	46,279,687
Asia/Pacific	0.2	687,430

Total Investments — Long Positions	100.0%	$312,867,036

Short Positions
North America	(8.8)%	$(27,444,698)

Total Investments — Short Positions	(8.8)%	$(27,444,698)

*	Total investments exclude securities sold short.

As of June 30, 2019, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	1,784,736	SEK	16,500,000	State Street Bank and Trust Co.	07/31/19	$ 3,325
USD	10,938,804	GBP	8,600,000	State Street Bank and Trust Co.	07/31/19	(1,136)
USD	6,840,156	EUR	6,000,000	State Street Bank and Trust Co.	07/31/19	(1,538)
USD	4,571,395	CAD	6,000,000	State Street Bank and Trust Co.	07/31/19	(13,900)

						$(13,249)

As of June 30, 2019, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation
Premier Foods plc	Premier Foods plc	The Goldman Sachs Group, Inc.	1 month	04/01/2020	$96,612	$1,968	—	$1,968

								$1,968

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $316,898,253)	$312,867,036
Foreign currency, at value (cost $5,821)	5,823
Cash	4,406
Deposit at broker for securities sold short	28,282,047
Receivable for investments sold	405,075
Deferred offering expense	438,184
Dividends and interest receivable	263,906
Prepaid expenses	3,971
Unrealized appreciation on forward foreign exchange contracts	3,325
Unrealized appreciation on swap contracts	1,968

Total Assets	342,275,741

Liabilities:
Securities sold short, at value (proceeds $27,547,438)	27,444,698
Distributions payable	72,890
Payable for investments purchased	2,553,170
Payable for investment advisory fees	1,005,575
Payable for payroll expenses	39,924
Payable for accounting fees	7,500
Dividends payable on securities sold short	41,446
Unrealized depreciation on forward foreign exchange contracts	16,574
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 5)	131,201,250
Other accrued expenses	118,284

Total Liabilities	162,501,311

Net Assets Attributable to Common Shareholders	$179,774,430

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$187,499,189
Total accumulated loss	(7,724,759)

Net Assets	$179,774,430

Net Asset Value per Common Share:
($179,774,430 ÷ 16,164,485 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.12

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $102,496)	$1,096,125
Interest	1,034,853

Total Investment Income	2,130,978

Expenses:
Investment advisory fees	1,658,507
Interest expense on preferred shares	2,624,025
Dividend expense on securities sold short	400,627
Service fees for securities sold short (See Note 2)	99,674
Payroll expenses	92,978
Trustees’ fees	72,459
Shareholder communications expenses	51,604
Offering expense for issuance of preferred shares	33,556
Custodian fees	22,893
Accounting fees	22,500
Legal and audit fees	15,300
Shareholder services fees	11,375
Interest expense	664
Miscellaneous expenses	54,171

Total Expenses	5,160,333

Less:
Expenses paid indirectly by broker (See Note 3)	(1,854)
Advisory fee reduction on unsupervised assets (See Note 3)	(3,412)

Total Credits and Reductions	(5,266)

Net Expenses	5,155,067

Net Investment Loss	(3,024,089)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	3,727,884
Net realized loss on securities sold short	(880,621)
Net realized gain on swap contracts	275
Net realized gain on forward foreign exchange contracts	730,926
Net realized loss on foreign currency transactions	(36,871)

Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	3,541,593

Net change in unrealized appreciation/depreciation:
on investments	5,886,412
on securities sold short	(1,907,003)
on swap contracts	705
on forward foreign exchange contracts	109,268
on foreign currency translations	(643)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	4,088,739

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	7,630,332

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,606,243

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment loss	$ (3,024,089)	$ (2,299,869)
Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	3,541,593	7,584,482
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	4,088,739	(10,680,373)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	4,606,243	(5,395,760)

Distributions to Common Shareholders:
Accumulated earnings	(1,564,259)*	(6,393,213)
Return of capital	(1,694,613)*	(496,010)

Total Distributions to Common Shareholders	(3,258,872)	(6,889,223)

Fund Share Transactions:
Decrease from repurchase of common shares	(5,004,407)	(8,381,646)

Decrease in Net Assets from Fund Share Transactions	(5,004,407)	(8,381,646)

Net Decrease in Net Assets Attributable to Common Shareholders	(3,657,036)	(20,666,629)

Net Assets Attributable to Common Shareholders:
Beginning of year	183,431,466	204,098,095

End of Period	$179,774,430	$183,431,466

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2019 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$4,606,243

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(425,686,999)
Proceeds from sales of long term investment securities	432,229,535
Proceeds from short sales of investment securities	(54,406,956)
Purchase of securities to cover short sales	45,625,946
Net purchases of short term investment securities	(1,647,397)
Net realized gain on investments	(3,727,884)
Net realized loss on securities sold short	880,621
Net change in unrealized appreciation/depreciation on investments and swap contracts	(5,887,117)
Net amortization of discount	(901,797)
Net decrease in unrealized depreciation on forward foreign exchange contracts	(109,268)
Net decrease in unrealized appreciation on securities sold short	1,907,003
Decrease in deposit at broker for securities sold short	12,005,948
Decrease in receivable for investments sold	3,454,170
Increase in dividends and interest receivable	(4,679)
Increase in prepaid expenses	(1,734)
Decrease in deferred offering expense	33,556
Decrease in payable for investments purchased	(16,870,584)
Increase in payable for investment advisory fees	872,054
Decrease in payable for payroll expenses	(29,332)
Decrease in payable for dividends payable on securities sold short	(26,640)
Decrease in other accrued expenses	(46,147)

Net cash provided by/(used in) operating activities:	(7,731,458)

Net decrease in net assets resulting from financing activities:
Distributions to Common Shareholders	(3,258,872)
Decrease in payable for Fund shares redeemed	(95,122)
Decrease from repurchase of common shares	(5,004,407)

Net cash used in financing activities	(8,358,401)

Net decrease in cash	(16,089,859)

Cash (including foreign currency):
Beginning of year	16,100,088

End of period	$10,229

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$2,624,025
Interest paid on bank overdrafts	$664

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$10.99		$11.59		$11.88		$11.93		$12.10		$12.78

Net investment loss		(0.19)	(0.14)		(0.22)		(0.36)		(0.44)		(0.26)
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, written options, and foreign currency transactions	0.47		(0.15)		0.46		0.84		0.85		0.33

Total from investment operations	0.28		(0.29)		0.24		0.48		0.41		0.07

Distributions to Common Shareholders:
Net investment income	—		(0.19)		—		—		—		(0.06)
Net realized gain	(0.10	)*	(0.18)		—		(0.59)		(0.56)		(0.53)
Return of capital	(0.10	)*	(0.03)		(0.58)		(0.05)		(0.08)		(0.21)

Total distributions to common shareholders		(0.20)	(0.40)		(0.58)		(0.64)		(0.64)		(0.80)

Common Share Transactions:
Increase in net asset value from repurchase of common shares	0.05		0.09		0.05		0.11		0.06		0.05

Net Asset Value, End of Period	$11.12		$10.99		$11.59		$11.88		$11.93		$12.10

NAV total return †		3.01%	(1.76)%		2.50%		5.09%		3.95%		0.94%

Market value, end of period	$9.24		$9.17		$9.73		$9.84		$10.01		$10.23

Investment total return ††		2.91%	(1.62)%		4.70%		4.79%		4.12%		(0.07)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$310,976		$314,633		$335,299		$347,980		$364,160		$381,126
Net assets attributable to common shares, end of period (in 000’s)	$179,774		$183,431		$204,098		$216,779		$232,959		$244,894
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs(a)	(3.30	)%(b)	(1.18)%		(1.85)%		(2.94)%		(2.75)%		(1.38)%
Ratio of operating expenses to average net assets attributable to common shares(c)	5.65	%(b)(d)	4.04	%(d)	3.65	%(d)(e)	4.72	%(d)(e)(f)	4.23	%(d)(e)(f)	2.99	%(e)(f)
Portfolio turnover rate		190%	390%		233%		284%		268%		315%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Cumulative Preferred Shares
Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	$131,201	$131,201	$131,201	$136,232
Total shares outstanding (in 000’s)	—	—	2,624	2,624	2,624	2,725
Liquidation preference per share	—	—	$ 50.00	$ 50.00	$ 50.00	$ 50.00
Average market value(g)	—	—	$ 50.51	$ 50.51	$ 50.30	$ 50.36
Asset coverage per share	—	—	$ 127.78	$ 132.61	$ 138.78	$ 139.88
Asset coverage	—	—	256%	265%	278%	280%
Series C Preferred
Liquidation value, end of period (in 000’s)	$131,201	$131,201	—	—	—	—
Total shares outstanding (in 000’s)	2,624	2,624	—	—	—	—
Liquidation preference per share	$ 50.00	$ 50.00	—	—	—	—
Average market value(g)	$ 50.54	$ 51.63	—	—	—	—
Asset coverage per share	$ 118.51	$ 119.90	—	—	—	—
Asset coverage	237%	240%	—	—	—	—

†	Based on net asset value per share and reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares to May 29, 2018 and the $50 Series C Preferred Shares from March 26, 2018 through June 30, 2019 (see Footnotes 2 and 5).

(b)	Annualized.
(c)

The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 2.19%, 1.28%, 1.75%, 2.92%, 2.87%, and 1.35%, respectively.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

The ratio of operating expenses does not include custodian fee credits. Including such custodian fee credits, the ratio of operating expenses to average net assets for the year ended December 31, 2017 would have been 3.64%. For the years ended December 31, 2016, 2015, and 2014, the effect was minimal.

(f)

For the years ended December 31, 2016, 2015, and 2014, the ratio of operating expenses excluded interest, dividends and service fees on securities sold short, and offering costs. Including these expenses, the ratio of operating expenses for the years ended December 31, 2016, 2015, and 2014 would have been 4.84%, 4.43%, and 3.07%, respectively.

(g)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$ 32,084,803	—	$11,760,575	$ 43,845,378
Entertainment	10,752,219	—	0	10,752,219
Hotels and Gaming	295,500	—	205,790	501,290
Transportation	1,174,660	—	294,281	1,468,941
Other Industries (a)	156,410,969	—	—	156,410,969
Total Common Stocks	200,718,151	—	12,260,646	212,978,797
Preferred Stocks (a)	62,358	—	—	62,358
Rights (a)	—	—	506,695	506,695
Convertible Corporate Bonds (a)	—	$ 6,927,841	—	6,927,841
Corporate Bonds (a)	—	—	7,310	7,310
U.S. Government Obligations	—	92,384,035	—	92,384,035
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$200,780,509	$99,311,876	$12,774,651	$312,867,036
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(27,444,698)	—	—	$(27,444,698)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(27,444,698)	—	—	$(27,444,698)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$ 3,325	—	$ 3,325
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	1,968	—	1,968
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(16,574)	—	(16,574)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (11,281)	—	$ (11,281)

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2019, the Fund did not have material transfers into or out of Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following table reconciles Level 3 investments.

	Balance as of 12/31/18	Accrued discounts/ (premiums)	Realized loss	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/19	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$1,104,815	—	$(14,928)	$(490,930)	$11,705,860	$(258,986)	$214,815	—	$12,260,646	$(501,469)
Rights (a)	296,225	—	—	(16,585)	280,120	(53,065)	—	—	506,695	(26,185)
Corporate Bonds (a)	7,310	—	—	—	—	—	—	—	7,310	—
TOTAL INVESTMENTS IN SECURITIES	$1,408,350	—	$(14,928)	$(507,515)	$11,985,980	$(312,051)	$214,815	—	$12,774,651	$(527,654)

(a)	Please refer to the SOI for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following table summarizes the valuation techniques used, and unobservable inputs utilized, if any, to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2019:

Description	Balance at 06/30/19	Valuation Technique
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$12,260,646	Last available closing price
Rights (a)	506,695	Last available closing price
Corporate Bonds (a)	7,310	Last available closing price

	$12,774,651

(a)	Please refer to the SOI for the industry classifications of these portfolio holdings.

The valuations in the table above are based on management assessment of realizable value.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately as Deposit at broker for securities sold short, in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Equity contract for difference swap agreements held at June 30, 2019 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2019 had an average monthly notional amount of approximately $142,087.

At June 30, 2019, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the six months ended June 30, 2019, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency; Net realized gain on swap contracts; and Net change in unrealized appreciation/depreciation on swap contracts. For the six months ended June 30, 2019, the effect of equity contract for difference swap agreements can be found in the Statement of Cash Flows under Net change in unrealized appreciation/depreciation on investments and swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2019 are reflected within the Schedule of Investments. The Fund’s monthly volume of activity in forward foreign exchange contracts during the six months ended June 30, 2019 had an average monthly notional amount of approximately $39,442,857.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2019, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities Unrealized depreciation on forward foreign exchange contracts. For the six months ended June 30, 2019, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign currency contracts. For the six months ended June 30, 2019, the effect of forward foreign exchange contracts can be found in the Statement of Cash Flows under Net decrease in unrealized depreciation on forward foreign exchange contracts.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At June 30, 2019, the Fund did not hold any written options contracts.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2019, the Fund’s derivative assets and liabilities (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$1,968	—	$1,968
Forward Foreign Exchange Contracts	3,325	$(3,325)	—
Total	$5,293	$(3,325)	$1,968

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$16,574	$(3,325)	$13,249

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2019:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$1,968	—	—	$1,968

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$13,249	$13,249	—	—

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2019 are reflected within the Schedule of Investments. During the six months ended June 30, 2019, the Fund incurred $99,674 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2019, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations, Interest expense.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. The Fund’s distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series C Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,414,307
Long term capital gain	1,978,906
Return of capital	496,010

Total distributions paid	$6,889,223

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at June 30, 2019:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and derivative instruments	$290,428,681	$5,544,539	$(10,562,163)	$(5,017,624)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2019, the Fund accrued a performance fee of $877,877 to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2019, the Fund paid brokerage commissions on security trades of 240,654 to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,854.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2019, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

from affiliates of the Adviser). For the six months ended June 30, 2019, the Fund accrued $92,978 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2019, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $3,412.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2019, other than short term securities and U.S. Government Obligations, aggregated $398,193,698 and $401,099,561, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2019, aggregated $320,582,584 and $318,935,187, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2019, the Fund repurchased and retired 531,541 shares in the open market at an investment of $5,004,407 and an average discount of approximately 16.13% from its NAV. During the year ended December 31, 2018, the Fund repurchased and retired 912,392 shares in the open market at an investment of $8,381,646 and an average discount of approximately 18.20% from its NAV.

The Fund has an effective shelf registration authorizing the offering of an additional $200 million of common or preferred shares. As of June 30, 2019, after considering the preferred share rights offering, the Fund has approximately $70 million available for issuance under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

During the year ended December 31, 2018, the Fund completed a rights offering whereby one transferable right was issued for each Series B Cumulative Puttable and Callable Preferred Share held as of February 14, 2018. On March 26, 2018, the Fund issued 2,624,025 Series C Cumulative Puttable and Callable Preferred Shares (Series C Preferred), liquidation value $50 and $0.001 par value per share, upon the submission of one right and either $50 or one share of Series B Preferred. In this regard, subscribing Series B Preferred

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

shareholders submitted 1,720,681 Series B Preferred at the liquidation value of $50 per share totaling $86,034,050 to acquire the same number Series C Preferred. In total, the Fund issued 2,624,025 Series C Preferred with a liquidation value of $131,201,250 at a cost of $289,011. Other rights totaling 903,344 submitted $50 cash, total $45,167,200, to acquire the same number of Series C Preferred. At June 30, 2019, there were 2,624,025 Series C Preferred outstanding and accrued dividends amounted to $72,890.

On March 26, 2018, 652,848 Series B Preferred were put back to the Fund at the liquidation value of $32,642,400, plus accumulated and unpaid dividends. On May 29, 2018, the Fund called all remaining 250,496 outstanding Series B Preferred at the redemption value $50 per share totaling $12,524,800 plus accumulated and unpaid dividends to the redemption date of $0.2625 per share. The Fund retired all Series B Preferred.

The $50 Series B Preferred paid quarterly distributions in March, June, September, and December of each year. On January 23, 2015, the Board reset the annual dividend rate to 3.000% on the Series B Preferred for dividend periods through the call date, May 29, 2018.

The Series C Preferred paid distributions at an annualized rate of 4.000% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.000% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). At least 30 days prior to the end of Year 3, the Fund’s Board will publicly announce a reset fixed dividend rate that will apply for all remaining quarterly dividend periods prior to the mandatory redemption date of March 26, 2025 for the Series C Preferred. The reset dividend rate will be neither less than an annualized rate of 4.000% nor greater than an annualized rate of 6.000%.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 10, 2019, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2019 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2019, in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Edward T. Tokar and Salvatore J. Zizza as Trustees of the Fund, with 17,148,528 votes and 17,074,722 votes cast in favor of these Trustees, and 1,057,106 votes and 1,130,913 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Trustee of the Fund, with 2,244,011 votes cast in favor of this Trustee and 138,624 votes withheld for this Trustee.

Mario J. Gabelli, James P. Conn, Clarence A. Davis, Leslie F. Foley, and Michael J. Melarkey continue to serve in their capacities as Trustees of the Fund.

Common and preferred shareholders, voting together as a single class, defeated a shareholder proposal (the Proposal).

The Proposal was presented at the meeting, by an unaffiliated individual hired by the proposing shareholder, to terminate all investment advisory and management agreements between the Fund and the current Adviser, Gabelli Funds, LLC, or in the alternative, if the Board proposes and the shareholders approve, at the meeting, a plan to liquidate or open-end the Fund within one year, then Gabelli Funds, LLC would continue to manage the Fund as long as necessary to implement these actions.

There were 8,516,393 votes, representing 54.7% of the voting shares, cast against the Proposal; 2,133,433 votes, representing 12.3% of the voting shares, cast in favor of the Proposal; 90,226 votes, representing 0.5% of the voting shares, abstained; and 5,082,945 votes, representing 32.5% of the voting shares, were broker non-votes.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Gian Maria Magrini, CFA, is a portfolio manager dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the operations and research departments. Mr. Magrini earned a Bachelor of Science in Finance from Fordham University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Willis M. Brucker is a portfolio manager and global merger arbitrage analyst with 15 years’ experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a BS in Finance and Corporate Reporting and Analysis.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, and

Vice President of Honeywell International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Peter M. Baldino

Assistant Vice President & Ombudsman

Carter W. Austin

Vice President

Laurissa M. Martire

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and

Trust Company

GDL Q2/2019

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Effective June 28, 2019, Willis Brucker and Gian Maria Magrini were named portfolio managers of the Fund.

Mr. Brucker is a portfolio manager and global merger arbitrage analyst with 15 years’ experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a B.S. in Finance and Corporate Reporting and Analysis.

Mr. Magrini, CFA, serves as a portfolio manager for Gabelli Funds, LLC. Mr. Magrini is an analyst dedicated to the Gabelli merger arbitrage portfolios specific to U.S. open and closed funds. He joined Gabelli in 2011, after graduating from Fordham University with a B.S. in Finance.

There have been no other changes to the portfolio management team since December 31, 2018.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Messrs. Magrini and Brucker and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts as of June 30, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Willis Brucker	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	6	$1.2 billion	6	$1.2 billion
	Other Accounts:	5	$32.6 million	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gian Maria	Registered	1	$49.0	0	$0

Magrini	Investment Companies:		million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$0.4 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Willis Brucker owned $0 and Gian Maria Magrini owned $10,001 - $50,000 of shares of the Fund as of June 30, 2019.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2019 through 01/31/2019	Common – 144,711 Preferred Series C – N/A	Common – $9.2453 Preferred Series C – N/A	Common –144,711 Preferred Series C – N/A	Common – 16,696,026 - 144,711 = 16,551,315 Preferred Series C – 2,624,025
Month #2 02/01/2019 through 02/28/2019	Common – 83,711 Preferred Series C – N/A	Common – $9.4264 Preferred Series C – N/A	Common – 83,711 Preferred Series C – N/A	Common – 16,551,315 -83,711 = 16,467,604 Preferred Series C – 2,624,025
Month #3 03/01/2019 through 03/31/2019	Common – 125,554 Preferred Series C – N/A	Common – $9.5585 Preferred Series C – N/A	Common – 125,554 Preferred Series C – N/A	Common – 16,467,604 - 125,554 = 16,342,050 Preferred Series C – 2,624,025
Month #4 04/01/2019 through 04/30/2019	Common – 109,480 Preferred Series C	Common – $9.4745 Preferred Series C – N/A	Common – 109,480 Preferred Series C – N/A	Common – 16,342,050 - 109,480 = 16,232,570 Preferred Series C – 2,624,025

– N/A
Month #5 05/01/2019 through 05/31/2019	Common – 56,605 Preferred Series C – N/A	Common –$9.3497 Preferred Series C – N/A	Common – 56,605 Preferred Series C – N/A	Common – 16,232,570 - 56,605 = 16,175,965 Preferred Series C – 2,624,025
Month #6 06/01/2019 through 06/30/2019	Common – 11,480 Preferred Series C – N/A	Common – $9.1975 Preferred Series C – N/A	Common – 11,480 Preferred Series C – N/A	Common – 16,175,965 - 11,480 = 16,164,485 Preferred Series C – 2,624,025
Total	Common – 531,541 Preferred Series C – N/A	Common – $9.4003 Preferred Series C – N/A	Common –531,541 Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/5/19

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	9/5/19

* Print the name and title of each signing officer under his or her signature.